Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
March 31, 2025

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates.
Non-GAAP Financial Measures
This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures. Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes. The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets,
•Tangible common equity to risk-weighted assets using Basel III definition, and
•Adjusted common equity tier 1 (CET1).
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. The tangible common equity ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. The adjusted CET1 ratio differs from the defined CET1 regulatory capital ratio the Company is subject to by including the impact of accumulated other comprehensive income (loss) (AOCI) excluding cash flow hedges in the calculation of the capital ratio. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	March 31,	Percent Changes vs.
	2025	2024	2024	4Q24	1Q24
Net interest income (1)	$1,441	$1,409	$1,300	2%	11%
FTE adjustment	(15)	(14)	(13)	(7)	(15)
Net interest income	1,426	1,395	1,287	2	11
Provision for credit losses	115	107	107	7	7
Noninterest income	494	559	467	(12)	6
Noninterest expense	1,152	1,178	1,137	(2)	1
Income before income taxes	653	669	510	(2)	28
Provision for income taxes	122	135	86	(10)	42
Income after income taxes	531	534	424	(1)	25
Income attributable to non-controlling interest	4	4	5	—	(20)
Net income attributable to Huntington	527	530	419	(1)	26
Dividends on preferred shares	27	27	36	—	(25)
Impact of preferred stock redemptions	—	5	—	NM	—
Net income applicable to common shares	$500	$498	$383	—%	31%

Net income per common share - diluted	$0.34	$0.34	$0.26	—%	31%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	8.80	8.33	7.77	6	13
Average common shares - basic	1,454	1,453	1,448	—	—
Average common shares - diluted	1,482	1,481	1,473	—	1
Ending common shares outstanding	1,457	1,454	1,449	—	1
Return on average assets	1.04%	1.05%	0.89%
Return on average common shareholders’ equity	11.3	11.0	9.2
Return on average tangible common shareholders’ equity (2)	16.7	16.4	14.2
Net interest margin (1)	3.10	3.03	3.01
Efficiency ratio (3)	58.9	58.6	63.7
Effective tax rate	18.6	20.1	16.8
Average total assets	$205,087	$201,815	$190,306	2	8
Average earning assets	188,299	185,222	173,764	2	8
Average loans and leases	130,862	128,158	121,930	2	7
Average total deposits	161,600	159,405	150,728	1	7
Average Huntington shareholders’ equity	19,997	20,013	19,213	—	4
Average common shareholders' equity	18,007	17,979	16,819	—	7
Average tangible common shareholders' equity	12,375	12,338	11,151	—	11
Total assets at end of period	209,596	204,230	193,519	3	8
Total Huntington shareholders’ equity at end of period	20,434	19,740	19,322	4	6

NCOs as a % of average loans and leases	0.26%	0.30%	0.30%
NAL ratio	0.56	0.60	0.58
NPA ratio (4)	0.61	0.63	0.60
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.71	1.73	1.86
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.87	1.88	1.97
Common equity tier 1 risk-based capital ratio (5)	10.6	10.5	10.2
Tangible common equity / tangible asset ratio (6)	6.3	6.1	6.0
NM - Not Meaningful
See Notes to the Quarterly Key Statistics.

Notes to the Quarterly Key Statistics
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(2)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(5)March 31, 2025 figure is estimated.
(6)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	March 31,	December 31,
(dollar amounts in millions)	2025	2024	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,598	$1,685	(5)%
Interest-earning deposits with banks	14,330	11,647	23
Trading account securities	477	53	NM
Available-for-sale securities	27,839	27,273	2
Held-to-maturity securities	16,315	16,368	—
Other securities	880	823	7
Loans held for sale	580	654	(11)
Loans and leases (1)	132,505	130,042	2
Allowance for loan and lease losses	(2,263)	(2,244)	1
Net loans and leases	130,242	127,798	2
Bank owned life insurance	2,799	2,793	—
Accrued income and other receivables	1,716	2,190	(22)
Premises and equipment	1,085	1,066	2
Goodwill	5,561	5,561	—
Servicing rights and other intangible assets	656	677	(3)
Other assets	5,518	5,642	(2)
Total assets	$209,596	$204,230	3%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$165,337	$162,448	2%
Short-term borrowings	664	199	234
Long-term debt	18,096	16,374	11
Other liabilities	5,013	5,427	(8)
Total liabilities	189,110	184,448	3

Shareholders' equity
Preferred stock	1,989	1,989	—
Common stock	15	15	—
Capital surplus	15,479	15,484	—
Less treasury shares, at cost	(90)	(86)	(5)
Accumulated other comprehensive income (loss)	(2,433)	(2,866)	15
Retained earnings	5,474	5,204	5
Total Huntington shareholders’ equity	20,434	19,740	4
Non-controlling interest	52	42	24
Total equity	20,486	19,782	4
Total liabilities and equity	$209,596	$204,230	3%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,456,811,621	1,453,635,809
Treasury shares outstanding	7,164,203	6,984,102
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	877,500	877,500
(1)See page 4 for detail of loans and leases.
(2)See page 5 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2025		2024		2024		2024		2024
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$58,948	45%	$56,809	43%	$53,601	43%	$52,307	42%	$51,500	42%
Commercial real estate:
Commercial	10,196	7	10,215	8	10,647	8	10,997	9	11,339	9
Construction	772	1	863	1	896	1	936	1	1,003	1
Commercial real estate	10,968	8	11,078	9	11,543	9	11,933	10	12,342	10
Lease financing	5,451	4	5,454	4	5,342	4	5,202	4	5,133	4
Total commercial	75,367	57	73,341	56	70,486	56	69,442	56	68,975	56
Consumer:
Residential mortgage	24,369	19	24,242	19	24,100	19	24,069	19	23,744	20
Automobile	14,877	11	14,564	11	14,003	11	13,233	11	12,662	10
Home equity	10,130	8	10,142	8	10,129	8	10,076	8	10,047	8
RV and marine	5,939	4	5,982	5	6,042	5	6,042	5	5,887	5
Other consumer	1,823	1	1,771	1	1,627	1	1,560	1	1,452	1
Total consumer	57,138	43	56,701	44	55,901	44	54,980	44	53,792	44
Total loans and leases	$132,505	100%	$130,042	100%	$126,387	100%	$124,422	100%	$122,767	100%

Ending balances by business segment:
Consumer & Regional Banking	$72,653	55%	$72,051	56%	$70,742	56%	$69,328	56%	$67,512	55%
Commercial Banking	59,726	45	57,858	44	55,441	44	54,941	44	54,994	45
Treasury / Other	126	—	133	—	204	—	153	—	261	—
Total loans and leases	$132,505	100%	$130,042	100%	$126,387	100%	$124,422	100%	$122,767	100%

Average balances by business segment:
Consumer & Regional Banking	$72,043	55%	$71,390	56%	$69,759	56%	$68,405	56%	$67,136	55%
Commercial Banking	58,588	45	56,492	44	54,464	44	54,748	44	54,584	45
Treasury / Other	231	—	276	—	284	—	223	—	210	—
Total loans and leases	$130,862	100%	$128,158	100%	$124,507	100%	$123,376	100%	$121,930	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2025		2024		2024		2024		2024
Ending balances by type:
Total deposits
Demand deposits - noninterest-bearing	$30,217	18%	$29,345	18%	$29,047	18%	$28,636	19%	$29,739	19%
Demand deposits - interest-bearing	44,992	28	43,378	27	42,292	27	40,943	27	39,200	26
Money market deposits	61,608	37	60,730	37	56,434	36	54,469	35	52,897	35
Savings deposits	15,179	9	14,723	9	14,679	9	15,201	10	15,752	10
Time deposits	13,341	8	14,272	9	15,899	10	15,118	9	15,637	10
Total deposits	$165,337	100%	$162,448	100%	$158,351	100%	$154,367	100%	$153,225	100%

Ending balances by business segment:
Consumer & Regional Banking	$112,972	68%	$111,390	69%	$110,107	70%	$110,913	72%	$112,032	73%
Commercial Banking	44,090	27	43,366	26	41,597	26	38,110	25	35,619	23
Treasury / Other	8,275	5	7,692	5	6,647	4	5,344	3	5,574	4
Total deposits	$165,337	100%	$162,448	100%	$158,351	100%	$154,367	100%	$153,225	100%

Average balances by business segment:
Consumer & Regional Banking	$110,974	69%	$110,750	70%	$109,884	70%	$110,819	72%	$109,263	73%
Commercial Banking	42,714	26	41,741	26	40,153	26	36,765	24	35,656	23
Treasury / Other	7,912	5	6,914	4	6,451	4	5,994	4	5,809	4
Total deposits	$161,600	100%	$159,405	100%	$156,488	100%	$153,578	100%	$150,728	100%

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2025	2024	2024	2024	2024	4Q24	1Q24
Assets
Interest-earning deposits with banks	$11,632	$11,027	$12,532	$11,116	$9,761	5%	19%
Securities:
Trading account securities	487	645	136	143	133	(24)	NM
Available-for-sale securities:
Taxable	24,245	24,778	25,434	24,184	22,515	(2)	8
Tax-exempt	3,254	3,056	2,699	2,684	2,676	6	22
Total available-for-sale securities	27,499	27,834	28,133	26,868	25,191	(1)	9
Held-to-maturity securities - taxable	16,358	16,053	15,078	15,211	15,567	2	5
Other securities	877	824	829	776	724	6	21
Total securities	45,221	45,356	44,176	42,998	41,615	—	9
Loans held for sale	584	681	676	572	458	(14)	28
Loans and leases: (2)
Commercial:
Commercial and industrial	57,555	55,136	52,194	51,724	50,625	4	14
Commercial real estate:
Commercial	10,206	10,461	10,835	11,247	11,365	(2)	(10)
Construction	815	818	909	916	1,198	—	(32)
Commercial real estate	11,021	11,279	11,744	12,163	12,563	(2)	(12)
Lease financing	5,476	5,424	5,180	5,071	5,081	1	8
Total commercial	74,052	71,839	69,118	68,958	68,269	3	8
Consumer:
Residential mortgage	24,299	24,127	24,074	23,909	23,710	1	2
Automobile	14,665	14,350	13,584	12,989	12,553	2	17
Home equity	10,123	10,134	10,089	10,056	10,072	—	1
RV and marine	5,951	6,009	6,046	5,966	5,892	(1)	1
Other consumer	1,772	1,699	1,596	1,498	1,434	4	24
Total consumer	56,810	56,319	55,389	54,418	53,661	1	6
Total loans and leases	130,862	128,158	124,507	123,376	121,930	2	7
Total earning assets	188,299	185,222	181,891	178,062	173,764	2	8
Cash and due from banks	1,404	1,348	1,407	1,340	1,493	4	(6)
Goodwill and other intangible assets	5,651	5,662	5,674	5,685	5,697	—	(1)
All other assets	$9,733	$9,583	$9,306	$9,471	$9,352	2	4
Total assets	$205,087	$201,815	$198,278	$194,558	$190,306	2%	8%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$43,582	$41,802	$41,850	$39,431	$38,488	4%	13%
Money market deposits	60,213	58,297	55,599	53,553	51,310	3	17
Savings deposits	14,866	14,648	14,891	15,408	15,625	1	(5)
Time deposits	13,993	15,076	15,348	15,556	15,395	(7)	(9)
Total interest-bearing deposits	132,654	129,823	127,688	123,948	120,818	2	10
Short-term borrowings	1,439	1,249	826	1,214	1,300	15	11
Long-term debt	16,901	16,081	15,878	15,146	13,777	5	23
Total interest-bearing liabilities	150,994	147,153	144,392	140,308	135,895	3	11
Demand deposits - noninterest-bearing	28,946	29,582	28,800	29,630	29,910	(2)	(3)
All other liabilities	5,102	5,020	4,925	5,314	5,239	2	(3)
Total liabilities	185,042	181,755	178,117	175,252	171,044	2	8
Total Huntington shareholders’ equity	19,997	20,013	20,113	19,254	19,213	—	4
Non-controlling interest	48	47	48	52	49	2	(2)
Total equity	20,045	20,060	20,161	19,306	19,262	—	4
Total liabilities and equity	$205,087	$201,815	$198,278	$194,558	$190,306	2%	8%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2025	2024	2024	2024	2024
Assets
Interest-earning deposits with banks	$129	$136	$174	$154	$134
Securities:
Trading account securities	4	8	1	2	2
Available-for-sale securities:
Taxable	287	302	331	322	296
Tax-exempt	42	38	35	34	34
Total available-for-sale securities	329	340	366	356	330
Held-to-maturity securities - taxable	108	104	93	93	95
Other securities	12	12	11	10	9
Total securities	453	464	471	461	436
Loans held for sale	9	11	12	10	7
Loans and leases:
Commercial:
Commercial and industrial	873	851	840	829	801
Commercial real estate:
Commercial	170	185	207	214	215
Construction	15	22	20	19	25
Commercial real estate	185	207	227	233	240
Lease financing	89	89	86	82	79
Total commercial	1,147	1,147	1,153	1,144	1,120
Consumer:
Residential mortgage	250	243	241	232	227
Automobile	207	205	191	172	158
Home equity	183	190	199	196	195
RV and marine	78	81	79	76	74
Other consumer	48	47	48	44	42
Total consumer	766	766	758	720	696
Total loans and leases	1,913	1,913	1,911	1,864	1,816
Total earning assets	$2,504	$2,524	$2,568	$2,489	$2,393

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$205	$209	$239	$210	$200
Money market deposits	458	479	521	513	481
Savings deposits	7	6	4	3	2
Time deposits	140	169	181	181	174
Total interest-bearing deposits	810	863	945	907	857
Short-term borrowings	14	17	14	19	19
Long-term debt	239	235	245	238	217
Total interest-bearing liabilities	1,063	1,115	1,204	1,164	1,093
Net interest income	$1,441	$1,409	$1,364	$1,325	$1,300
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	March 31,	December 31,	September 30,	June 30,	March 31,
Fully-taxable equivalent basis (1)	2025	2024	2024	2024	2024
Assets
Interest-earning deposits with banks	4.45%	4.92%	5.55%	5.55%	5.50%
Securities:
Trading account securities	3.67	5.39	3.28	5.10	5.15
Available-for-sale securities:
Taxable	4.73	4.87	5.21	5.33	5.26
Tax-exempt	5.22	5.00	5.23	5.07	5.05
Total available-for-sale securities	4.79	4.89	5.21	5.30	5.24
Held-to-maturity securities - taxable	2.64	2.59	2.47	2.44	2.44
Other securities	5.28	6.01	4.86	5.21	5.23
Total securities	4.01	4.10	4.26	4.29	4.19
Loans held for sale	6.48	6.28	6.92	6.81	6.51
Loans and leases: (2)
Commercial:
Commercial and industrial	6.07	6.05	6.31	6.33	6.26
Commercial real estate:
Commercial	6.66	6.91	7.47	7.53	7.49
Construction	7.47	10.64	8.52	8.41	8.23
Commercial real estate	6.72	7.18	7.55	7.60	7.56
Lease financing	6.49	6.38	6.51	6.41	6.13
Total commercial	6.19	6.25	6.53	6.56	6.49
Consumer:
Residential mortgage	4.11	4.03	4.00	3.89	3.83
Automobile	5.71	5.70	5.59	5.34	5.05
Home equity	7.33	7.42	7.86	7.86	7.77
RV and marine	5.34	5.35	5.24	5.11	5.04
Other consumer	11.01	11.18	11.69	11.75	11.91
Total consumer	5.44	5.42	5.45	5.32	5.20
Total loans and leases	5.87	5.89	6.05	6.01	5.92
Total earning assets	5.39	5.42	5.62	5.62	5.54
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.91	1.99	2.28	2.13	2.09
Money market deposits	3.08	3.27	3.73	3.85	3.77
Savings deposits	0.20	0.16	0.12	0.09	0.04
Time deposits	4.06	4.47	4.66	4.70	4.55
Total interest-bearing deposits	2.48	2.65	2.94	2.94	2.85
Short-term borrowings	3.87	5.37	6.52	6.31	5.95
Long-term debt	5.68	5.83	6.19	6.28	6.30
Total interest-bearing liabilities	2.86	3.01	3.32	3.34	3.23
Net interest rate spread	2.53	2.41	2.30	2.28	2.31
Impact of noninterest-bearing funds on margin	0.57	0.62	0.68	0.71	0.70
Net interest margin	3.10%	3.03%	2.98%	2.99%	3.01%

Additional information:
Commercial Loan Derivative Impact
Commercial loans (2)(3)	6.57%	6.77%	7.21%	7.29%	7.22%
Impact of commercial loan derivatives	(0.38)	(0.52)	(0.68)	(0.73)	(0.73)
Total commercial - as reported	6.19%	6.25%	6.53%	6.56%	6.49%
Average SOFR	4.33%	4.68%	5.28%	5.32%	5.32%

Total cost of deposits (4)	2.03%	2.16%	2.40%	2.38%	2.29%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(4)Includes noninterest-bearing and interest-bearing deposit balances.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Interest income	$2,489	$2,510	$2,555	$2,476	$2,380
Interest expense	1,063	1,115	1,204	1,164	1,093
Net interest income	1,426	1,395	1,351	1,312	1,287
Provision for credit losses	115	107	106	100	107
Net interest income after provision for credit losses	1,311	1,288	1,245	1,212	1,180
Payments and cash management revenue	155	162	158	154	146
Wealth and asset management revenue	101	93	93	90	88
Customer deposit and loan fees	86	88	86	83	77
Capital markets and advisory fees	67	120	78	73	56
Mortgage banking income	31	31	38	30	31
Leasing revenue	14	19	19	19	22
Insurance income	20	22	18	18	19
Net gains (losses) on sales of securities	—	(21)	—	—	—
Other noninterest income	20	45	33	24	28
Total noninterest income	494	559	523	491	467
Personnel costs	671	715	684	663	639
Outside data processing and other services	170	167	167	165	166
Equipment	67	70	65	62	70
Net occupancy	65	56	57	51	57
Marketing	29	28	33	27	28
Deposit and other insurance expense	37	20	15	25	54
Professional services	22	27	21	26	25
Amortization of intangibles	11	12	11	12	12
Lease financing equipment depreciation	4	3	4	4	4
Other noninterest expense	76	80	73	82	82
Total noninterest expense	1,152	1,178	1,130	1,117	1,137
Income before income taxes	653	669	638	586	510
Provision for income taxes	122	135	116	106	86
Income after income taxes	531	534	522	480	424
Income attributable to non-controlling interest	4	4	5	6	5
Net income attributable to Huntington	527	530	517	474	419
Dividends on preferred shares	27	27	36	35	36
Impact of preferred stock redemptions	—	5	—	—	—
Net income applicable to common shares	$500	$498	$481	$439	$383

Average common shares - basic	1,454	1,453	1,453	1,451	1,448
Average common shares - diluted	1,482	1,481	1,477	1,474	1,473

Per common share
Net income - basic	$0.34	$0.34	$0.33	$0.30	$0.26
Net income - diluted	0.34	0.34	0.33	0.30	0.26
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,426	$1,395	$1,351	$1,312	$1,287
FTE adjustment	15	14	13	13	13
Net interest income (1)	1,441	1,409	1,364	1,325	1,300
Noninterest income	494	559	523	491	467
Total revenue (1)	$1,935	$1,968	$1,887	$1,816	$1,767
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2025	2024	2024	2024	2024	4Q24	1Q24
Net origination and secondary marketing income	$18	$25	$25	$17	$16	(28)%	13%
Net mortgage servicing income
Loan servicing income	26	26	25	25	25	—	4
Amortization of capitalized servicing	(13)	(16)	(14)	(14)	(11)	19	(18)
Operating income	13	10	11	11	14	30	(7)
MSR valuation adjustment (1)	(15)	53	(25)	11	20	(128)	(175)
(Losses) gains due to MSR hedging	15	(57)	27	(10)	(19)	126	179
Net MSR risk management	—	(4)	2	1	1	100	(100)
Total net mortgage servicing income	13	6	13	12	15	117	(13)
All other	—	—	—	1	—	—	—
Mortgage banking income	$31	$31	$38	$30	$31	—%	—%

Mortgage origination volume	$1,599	$2,093	$1,883	$2,164	$1,276	(24)%	25%
Mortgage origination volume for sale	938	1,220	1,194	1,191	834	(23)	12

Third party mortgage loans serviced (2)	$33,864	$33,696	$33,565	$33,404	$33,303	—%	2%
Mortgage servicing rights (2)	564	573	515	543	534	(2)	6
MSR % of investor servicing portfolio (2)	1.66%	1.70%	1.53%	1.63%	1.60%	(2)	4
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2025	2024	2024	2024	2024
Allowance for loan and lease losses, beginning of period	$2,244	$2,235	$2,304	$2,280	$2,255
Loan and lease charge-offs	(133)	(129)	(129)	(145)	(128)
Recoveries of loans and leases previously charged-off	47	32	36	55	36
Net loan and lease charge-offs	(86)	(97)	(93)	(90)	(92)
Provision for loan and lease losses	105	106	24	114	117
Allowance for loan and lease losses, end of period	2,263	2,244	2,235	2,304	2,280
Allowance for unfunded lending commitments, beginning of period	202	201	119	135	145
Provision for unfunded lending commitments	13	1	82	(16)	(10)
Allowance for unfunded lending commitments, end of period	215	202	201	119	135
Total allowance for credit losses, end of period	$2,478	$2,446	$2,436	$2,423	$2,415
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.71%	1.73%	1.77%	1.85%	1.86%
Nonaccrual loans and leases (NALs)	302	286	303	314	318
Nonperforming assets (NPAs)	281	273	285	296	309
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.87%	1.88%	1.93%	1.95%	1.97%
Nonaccrual loans and leases (NALs)	331	312	330	331	337
Nonperforming assets (NPAs)	308	297	311	311	327

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2025	2024	2024	2024	2024
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$1,017	$947	$937	$995	$974
Commercial real estate	443	473	510	542	564
Lease financing	60	64	51	50	51
Total commercial	1,520	1,484	1,498	1,587	1,589
Consumer
Residential mortgage	199	205	193	199	163
Automobile	150	145	138	127	146
Home equity	140	148	149	142	137
RV and marine	146	150	150	146	148
Other consumer	108	112	107	103	97
Total consumer	743	760	737	717	691
Total allowance for loan and lease losses	2,263	2,244	2,235	2,304	2,280
Allowance for unfunded lending commitments	215	202	201	119	135
Total allowance for credit losses	$2,478	$2,446	$2,436	$2,423	$2,415

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2025	2024	2024	2024	2024
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$48	$52	$51	$21	$42
Commercial real estate	(8)	(2)	5	36	13
Lease financing	4	1	(2)	—	—
Total commercial	44	51	54	57	55
Consumer:
Residential mortgage	—	—	—	1	—
Automobile	13	12	8	6	9
Home equity	—	—	(1)	—	—
RV and marine	7	7	6	4	5
Other consumer	22	27	26	22	23
Total consumer	42	46	39	33	37
Total net charge-offs	$86	$97	$93	$90	$92

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.33%	0.39%	0.39%	0.16%	0.33%
Commercial real estate	(0.26)	(0.08)	0.17	1.19	0.41
Lease financing	0.33	0.06	(0.18)	0.02	0.01
Total commercial	0.24	0.29	0.31	0.33	0.32
Consumer:
Residential mortgage	—	0.01	—	0.01	—
Automobile	0.35	0.32	0.24	0.20	0.27
Home equity	—	(0.02)	(0.02)	(0.01)	0.01
RV and marine	0.45	0.43	0.37	0.25	0.36
Other consumer	4.89	6.51	6.38	5.98	6.39
Total consumer	0.29	0.32	0.28	0.24	0.28
Net charge-offs as a % of average loans and leases	0.26%	0.30%	0.30%	0.29%	0.30%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2025	2024	2024	2024	2024
Nonaccrual loans and leases (NALs):
Commercial and industrial	$413	$457	$408	$346	$376
Commercial real estate	118	118	132	194	154
Lease financing	11	10	9	13	10
Residential mortgage	90	83	82	80	75
Automobile	4	6	5	4	4
Home equity	110	107	100	95	96
RV and marine	2	2	2	1	1
Total nonaccrual loans and leases	748	783	738	733	716
Other real estate, net	8	8	8	10	10
Other NPAs (1)	48	31	38	37	12
Total nonperforming assets	$804	$822	$784	$780	$738

Nonaccrual loans and leases as a % of total loans and leases	0.56%	0.60%	0.58%	0.59%	0.58%
NPA ratio (2)	0.61	0.63	0.62	0.63	0.60
(NPA+90days)/(Loan+OREO) (3)	0.77	0.82	0.80	0.77	0.75

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2025	2024	2024	2024	2024
Nonperforming assets, beginning of period	$822	$784	$780	$738	$711
New nonperforming assets	250	271	254	316	263
Returns to accruing status	(31)	(46)	(55)	(55)	(68)
Charge-offs	(55)	(37)	(53)	(82)	(64)
Payments	(178)	(146)	(139)	(135)	(102)
Sales	(4)	(4)	(3)	(2)	(2)
Nonperforming assets, end of period	$804	$822	$784	$780	$738
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2025	2024	2024	2024	2024
Accruing loans and leases past due 90+ days:
Commercial and industrial	$2	$3	$6	$1	$1
Lease financing	8	11	16	4	3
Residential mortgage (excluding loans guaranteed by the U.S. Government)	29	34	28	22	26
Automobile	8	12	10	8	8
Home equity	18	20	20	18	17
RV and marine	3	4	3	3	2
Other consumer	4	4	5	3	4
Total, excl. loans guaranteed by the U.S. Government	72	88	88	59	61
Add: loans guaranteed by U.S. Government	148	151	136	116	122
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$220	$239	$224	$175	$183

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.05%	0.07%	0.07%	0.05%	0.05%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.12	0.11	0.09	0.10
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.17	0.18	0.18	0.14	0.15

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2025	2024	2024	2024	2024
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$20,434	$19,740	$20,606	$19,515	$19,322
Regulatory capital adjustments:
CECL transitional amount (2)	—	109	109	109	109
Shareholders’ preferred equity and related surplus	(1,999)	(1,999)	(2,404)	(2,404)	(2,404)
Accumulated other comprehensive loss	2,422	2,866	2,104	2,911	2,879
Goodwill and other intangibles, net of taxes	(5,520)	(5,534)	(5,546)	(5,561)	(5,575)
Deferred tax assets from tax loss and credit carryforwards	(68)	(55)	(66)	(49)	(48)
Common equity tier 1 capital	15,269	15,127	14,803	14,521	14,283
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	1,999	1,999	2,404	2,404	2,404
Tier 1 capital	17,268	17,126	17,207	16,925	16,687
Long-term debt and other tier 2 qualifying instruments	1,641	1,641	1,119	1,278	1,279
Qualifying allowance for loan and lease losses	1,811	1,798	1,784	1,743	1,747
Tier 2 capital	3,452	3,439	2,903	3,021	3,026
Total risk-based capital	$20,720	$20,565	$20,110	$19,946	$19,713
Risk-weighted assets (RWA)(1)	$144,632	$143,650	$142,543	$139,374	$139,622
Common equity tier 1 risk-based capital ratio (1)	10.6%	10.5%	10.4%	10.4%	10.2%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.5	8.6	8.8	8.8	8.9
Tier 1 risk-based capital ratio (1)	11.9	11.9	12.1	12.1	12.0
Total risk-based capital ratio (1)	14.3	14.3	14.1	14.3	14.1
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	8.9	8.4	8.8	8.2	8.1

Reconciliation of Non-GAAP Measure (3)
Common equity tier 1 (CET1) capital (A)	$15,269	$15,127	$14,803	$14,521	$14,283
Add: Accumulated other comprehensive income (loss) (AOCI)	(2,422)	(2,866)	(2,104)	(2,911)	(2,879)
Less: AOCI cash flow hedge	(90)	(267)	(39)	(399)	(436)
Adjusted common equity tier 1 (B)	12,937	12,528	12,738	12,009	11,840
Risk weighted assets (C)	144,632	143,650	142,543	139,374	139,622
CET1 ratio (A/C)	10.6%	10.5%	10.4%	10.4%	10.2%
Adjusted CET1 ratio (B/C)	8.9	8.7	8.9	8.6	8.5
(1)March 31, 2025 figures are estimated.
(2)Huntington elected to temporarily delay certain effects of CECL on regulatory capital pursuant to a rule that allowed BHCs and banks to delay the impact of adopting CECL for two years, followed by a three-year transition period which began January 1, 2022. As of March 31, 2025, the impact of the CECL deferral was fully phased in, while 75% of the impact of the CECL deferral was phased in at December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024.
(3)Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following provides the comparable regulatory financial measure, as well as the reconciliation to the comparable regulatory financial measure.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions):
Average - basic	1,454	1,453	1,453	1,451	1,448
Average - diluted	1,482	1,481	1,477	1,474	1,473
Ending	1,457	1,454	1,453	1,452	1,449
Tangible book value per common share (1)	$8.80	$8.33	$8.65	$7.89	$7.77

Non-regulatory capital

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2025	2024	2024	2024	2024
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$20,434	$19,740	$20,606	$19,515	$19,322
Goodwill and other intangible assets	(5,646)	(5,657)	(5,669)	(5,680)	(5,692)
Deferred tax liability on other intangible assets (1)	18	20	23	25	28
Total tangible equity	14,806	14,103	14,960	13,860	13,658
Preferred equity	(1,989)	(1,989)	(2,394)	(2,394)	(2,394)
Total tangible common equity	$12,817	$12,114	$12,566	$11,466	$11,264
Total assets	$209,596	$204,230	$200,535	$196,310	$193,519
Goodwill and other intangible assets	(5,646)	(5,657)	(5,669)	(5,680)	(5,692)
Deferred tax liability on other intangible assets (1)	18	20	23	25	28
Total tangible assets	$203,968	$198,593	$194,889	$190,655	$187,855
Tangible equity / tangible asset ratio	7.3%	7.1%	7.7%	7.3%	7.3%
Tangible common equity / tangible asset ratio	6.3%	6.1%	6.4%	6.0%	6.0%
Other data:
Number of employees (Average full-time equivalent)	20,092	20,045	20,043	19,889	19,719
Number of domestic full-service branches (2)	968	978	975	972	969
ATM Count	1,560	1,577	1,585	1,603	1,606
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Bank offices.